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                                                              Exhibit 99.906Cert

                                  CERTIFICATION
                             PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


         The undersigned, the President of The Needham Funds, Inc. (the "Fund"), with respect to the Form N-CSR for the period ended June 30, 2003 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            1. such Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

                                     By: /s/ John C. Michaelson
                                        ----------------------------------------
                                         Name:  John C. Michaelson
                                         Title: President (Principal Executive
                                                Officer)
Date: September 4, 2003


         A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906 has been provided to The Needham Funds, Inc. and will be retained by The Needham Funds, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

                                  CERTIFICATION
                             PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


         The undersigned, the Treasurer and Secretary of The Needham Funds, Inc. (the "Fund"), with respect to the Form N-CSR for the period ended June 30, 2003 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            1. such Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

                                         By: /s/ Glen W. Albanese
                                            -------------------------------
                                             Name:  Glen W. Albanese
                                             Title: Treasurer and Secretary
                                                    (Principal Financial and
                                                     Accounting Officer)
Date: September 4, 2003


         A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906 has been provided to The Needham Funds, Inc. and will be retained by The Needham Funds, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.